SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------

                                    FORM 8-K

                               -------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 14, 2001

                           Covanta Energy Corporation
                       (formerly named Ogden Corporation)
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-3122                  13-5549268
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 (State or Other Jurisdiction     (Commission File            (IRS Employer
       of Incorporation)               Number)             Identification No.)


  40 Lane Road, Fairfield, New Jersey                             07004
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

      Ogden Corporation -- Two Pennsylvania Plaza, New York, New York 10121
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On March 14, 2001, Covanta Energy Corporation issued a press release, announcing that Covanta Energy Corporation's name change is complete and that its stock is now trading under the symbol "COV" on the New York Stock Exchange, a copy of which is attached hereto as Exhibit A.

         On March 15, 2001, Covanta Energy Corporation issued a press release, announcing that Covanta Energy Corporation has closed a master credit facility with its credit providers, a copy of which is attached hereto as Exhibit B.

         A copy of a summary term sheet of the master credit facility entered into March 14, 2001 by Covanta Energy Corporation and its credit providers is attached hereto as Exhibit C.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired: Not applicable.

(b)  Pro forma financial information: Not applicable.

(c)  Exhibits: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 15, 2001

                               COVANTA ENERGY CORPORATION


                               By:
                                   --------------------------
                               Name: Scott G. Mackin
                               Title: President and Chief Executive Officer

                                                                       Exhibit A

                                                                    COVANTA logo



FOR IMMEDIATE RELEASE
---------------------


                   Ogden Corporation COMPLETES NAME CHANGE to
                           Covanta Energy Corporation

              -- Company's Stock Trading under NYSE Ticker "COV"--


NEW YORK, March 14, 2001 - Reflecting the Company's transformation to a pure-play energy company, Covanta Energy Corporation (NYSE: COV), formerly known as Ogden Corporation, announced today that the Company's name change is now complete. Effective today, the Company's stock is now trading under the ticker symbol "COV" on the New York Stock Exchange.

To commemorate the event, Covanta Chairman George L. Farr and President and Chief Executive Officer Scott G. Mackin will ring the opening bell at the New York Stock Exchange this morning. Video footage of the bell ringing ceremony, the stock's ceremonial first trade under the new ticker symbol and an interview with Mr. Mackin will be available to news outlets via fiber line (Waterfront #1630) and satellite (Telstar 6, Transponder 4, C-Band). The opening bell ceremony will be available starting at 9:25 a.m. ET. The full package will be available from 2:30 to 2:45 p.m. ET and again following the closing bell feed at 3:55 p.m ET.

                                   *    *    *

Covanta Energy Corporation is an internationally recognized developer, owner and operator of independent power projects and related infrastructure. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta Energy can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 1-866-Covanta (866-268-2682).

Contacts:    Investor Relations:
             ------------------
             Louis W. Walters, 973-882-7260

             Media Relations:
             ---------------
             Eric Berman, Adam Weiner, David Lilly
             Kekst & Company, 212-521-4800


                                      # # #

                                                                       Exhibit B

                                                                    COVANTA logo



FOR IMMEDIATE RELEASE
---------------------


                  COVANTA ENERGY CLOSES MASTER CREDIT FACILITY


NEW YORK, MARCH 15, 2001 - Covanta Energy Corporation (NYSE: COV) today announced that it has closed a master credit facility with its credit providers. Bank of America, N.A. and Deutsche Bank AG, New York Branch, are the co-agents of the facility.

As announced last week, the Company, formerly known as Ogden Corporation, has changed its corporate name to Covanta Energy Corporation, effective yesterday. The Company's new ticker symbol on the New York Stock Exchange is "COV".

"We are pleased to have reached agreement with our lenders on a master credit facility. This facility is an important step forward and provides Covanta Energy with the financial flexibility to complete our restructuring efforts, maintain our current energy portfolio and continue to grow our energy business," said Scott G. Mackin, President and Chief Executive Officer of Covanta Energy Corporation. "Following the completion of our non-core asset sales process, we expect to replace this facility with one structured to support Covanta Energy's long-term growth plans as a pure play energy company."

The new facility, which matures May 31, 2002, is secured and includes a revolving credit facility of approximately $146 million and coordinates the administration of the Company's existing credit facilities. This master facility provides for continued investment in existing and new energy projects, which could approximate up to $100 million in 2001. These investments include continued funding for projects under construction, the Three Mountain Power Project currently being permitted in California, other plant-related expenditures and funding for additional projects currently under evaluation. Covanta Energy's ability to make investments in new energy projects is subject to certain conditions, including meeting minimum cashflow requirements, which includes the sale of non-core assets. Under the terms of the agreement, Covanta Energy repaid approximately $146 million of outstanding indebtedness, which is the amount that has been on its balance sheet under the heading "Restricted Cash-Intended to Repay Debt" on the closing date of the master facility.

The Company does not expect the completion of the facility to affect its previously announced projection of $115 million in recurring base earnings before interest and taxes (EBIT) for 2001.

                              *         *         *

Covanta Energy Corporation is an internationally recognized developer, owner and operator of independent power projects and related infrastructure. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta Energy can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 1-866-Covanta (866-268-2682).


Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta Energy believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta Energy's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:
   -- Economic, capital market and other business conditions effecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints; and risks and uncertainties associated with the recently deregulated energy industry;
   -- Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta Energy has a financial interest;
   -- Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which will be effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.
   -- Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;
   -- Limitations on Covanta Energy's ability to control the development or operation of projects in which Covanta Energy has less than 100% interest;
   -- The lack of operating history at development projects provides only a limited basis for management to project the results of future operations;
   -- Risks associated with timely completion of development projects, including obtaining competitive contracts, obtaining regulatory and permitting approvals, local opposition, and construction delays;
   -- Factors associated with operating in foreign countries, including political instability and risk of war, expropriation and nationalization, renegotiation or nullification of existing contracts; changes in law; and the ability to convert foreign currency into United States dollars;
   -- Factors which would affect the performance of the Company's remaining assets and liabilities relating to the aviation and entertainment businesses, including the demand for its fueling services, utilization of the Corel and Anaheim arenas and indemnity and other claims relating to disposed of operations.
   -- Other business or investment considerations that may be disclosed from time to time in Covanta Energy's Securities and Exchange Commission filings or in other publicly disseminated written documents.

Covanta Energy undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Covanta Energy's actual results to differ materially from those contemplated in the forward-looking statements included in this news release should not be construed as exhaustive. For more information regarding these risks and uncertainties, review Covanta Energy's filings with the Securities and Exchange Commission.


                                      * * *




Contacts:    Investor Relations:
             ------------------
             Louis M. Walters, 973-882-7260

             Media Relations:
             ---------------
             Eric Berman, Adam Weiner, David Lilly
             Kekst & Company, 212-521-4800



                                      # # #

                                                                       Exhibit C

                               SUMMARY TERM SHEET


         The following is a summary and highlights information including the principal financial terms of the Revolving Credit and Participation Agreement, dated as of March 14, 2001, among Covanta Energy Corporation and certain of its subsidiaries, as Borrowers, the lenders listed therein, Bank of America, N.A., as administrative agent, co-arranger and co-book runner, and Deutsche Bank AG, New York Branch, as documentation agent, co-arranger and co-book runner. It is not complete and is qualified in its entirety by the more detailed information set out in that agreement.


I.    POOLING FACILITY
      OVERVIEW

Facility Approximately $146 million new revolving credit facility (the "New RCF") and coverage for letter of credit exposure principally in connection with various Energy facilities (the "Pooled Facility").

Excluded Facilities                     Letter of credit exposure related to
                                        Entertainment facilities slated for sale will be excluded (the "Opt-Out
                                        Facilities") from the Pooled Facility
                                        and provided directly by the current
                                        credit providers. Certain matters
                                        related to the administration of these
                                        facilities will be coordinated with the
                                        Pooled Facility.

Debt Repayments at Closing              Approximately $146 million comprising
                                        the currently funded pooled debt, will
                                        be repaid at closing from the proceeds
                                        of the pending and completed asset
                                        sales.

Post Closing Pooled Commitments         All Pooled Lenders will ratably
                                        participate in:

                                        (1) the New RCF, and

                                        (2) letters of credit in the Pooled
                                            Facility (the "Pooled Letters of
                                            Credit").

Collateral                              The New RCF, the Pooled Facility and the
                                        Opt-Out Facilities will be secured. The
                                        collateral will be shared with the
                                        Company's 9.25% Debentures to the extent required thereby.

Mandatory Prepayments                   Subject to certain exceptions, the
                                        Company will pay down any funded debt
                                        that may be outstanding from time to
                                        time with the proceeds from asset sales, equity issuances, corporate debt issuances and stated other sources.

Fees                                    Closing Date Fees:

                                          -Pooled Lenders and opt-out Class A
                                           DPS Lenders: 3/8%.

                                          -All other Opt-Out Lenders: 3/4%.

                                        Pooled Lenders' First Anniversary Fee:
                                        2% on aggregate exposure, if any, under
                                        the New RCF and Pooled Facility.

                                        Pooled Lenders' Exit Fee: 3% of average
                                        aggregate exposure under the New RCF and Pooled Facility for prior 90 days but not less than $10,000,000.

Maturity Date                           May 31, 2002.


II.   NEW REVOLVING CREDIT
      FACILITY

Commitment Fee                          0.75% on the unused New RCF commitments.

Interest Rates                          Base Rate plus .5%; or

                                        Eurodollar Rate plus 2.75%.

Default Rate                            2% in excess of the applicable rate.

Use of Facility                         For general liquidity needs including
                                        permitted new investments.

III.  POOLED FACILITY -
      LETTERS OF
      CREDIT

Facility                                Pooled facility to cover existing
                                        letters of credit.

LOC Fees                                2.75% for standby Pooled Letters of
                                        Credit.

                                        2.375% for performance Pooled Letters of Credit less, in each case, a fronting fee for the issuing bank.

Expiration Dates                        The expiration of each Pooled Letter of
                                        Credit may be extended to May 31, 2002.


IV.   GENERAL TERMS

Voluntary Prepayment and Commitment     At any time, without premium or penalty,
Reductions                              subject to payment of breakage costs.

Covenants                               Covenants include:

                                        o  Limitations on debt, investments,
                                           liens and dividends.

                                        o  Requirements to meet stated net worth
                                           levels and leverage and coverage
                                           ratios.

                                        o  Requirements relating to cash
                                           management.